AXA Financial, Inc.
         Reconciliation of the Contribution to IFRS Underlying Earnings
                     to AXA Financial's US GAAP Net Earnings
                                  (in millions)

                                                                                                             December
                                                                                                   ---------------------------
                                                                                                       2004            2005
                                                                                                   ------------      ---------
       Contribution to IFRS Underlying Earnings per AXA Press Release               in Euro

            US Life & Savings                                                                           664              866
            Asset Management                                                                            204              240
            AXA Financial Holding Company                                                               (78)            (110)
                                                                                                   ------------      ---------
       Total Contribution to IFRS Underlying Earnings                                                   790              996

            Total after-tax capital Gains (losses), net                                                  50               14
                                                                                                   ------------      ---------

       Total Contribution to IFRS Adjusted Earnings                                 in Euro             840            1,010

                                                             Average exchange rate  US$1.00 =         0.804            0.803

                                                                                    in US$            1,045            1,256
       Reconciling items:

       (A)  GMIB/DB Reserves & Reinsurance Assets                                                       (47)             (33)
       (B)  Investment income & capital gains (losses)                                                   29                4
       (C)  Interest rate swap contracts                                                                (12)              19
       (D)  Gains on Transfers of Alliance Cash Management Services and India /
              South Africa mutual fund management                                                                         10
       (E)  AXF Holding - reduction of state tax on DLJ sale                                             54
       (F)  Amortization of goodwill & other intangible assets                                          (29)             (30)
       (G)  Employee Benefits Plan - Fresh Start, net of DAC capitalization                             (36)             (50)
       (H)  Employee stock based compensation                                                            19               13
       (I)  Other Reserve adjustment - incuding  SOP 03-01                                              (12)              (7)
       (J)  Amortization of DAC & VOBA                                                                   10               12
       (K)  MONY integration expense                                                                    (52)             (11)
       (L)  Tax benefits on Goodwill amortization                                                       (15)             (15)
       (M)  Loss from sale of Advest                                                                                     (89)
            Other                                                                                        (9)              (5)
                                                                                                   ------------      ---------
       Total Reconciling items                                                                         (100)            (182)

                                                                                                   ------------      ---------
       Consolidated US GAAP Net Earnings                                                              $ 945          $ 1,074
                                                                                                   ============      =========

     (A) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranted Minimum Income Benefit ('GMIB') risks and the program to hedge certain risks associated with Guaranteed Minimum Death Benefit ("GMDB") features as derivative contracts at fair value under US GAAP vs. ceded reinsurance reserves and derivative contracts qualifying for hedge accounting, respectively, under IFRS.

     (B) Primarily reflects accounting for certain equity investments on the equity method of accounting under US GAAP vs. historical cost less cash distributions and valuation allowances under IFRS.

     (C) Reflects the accounting for interest rate swaps contracts as derivative contracts at fair value under US GAAP which changes in fair value are excluded from IFRS Adjusted Earnings.

     (D) Represents the after-tax and after minority interest gains which are excluded from IFRS Adjusted Earnings.

     (E) Reflects the earnings impact of the reduction of state tax liabilities associated with the 2000 sale of DLJ, treated as a "one off item" and excluded from IFRS Adjusted Earnings.

     (F) Reflects amortization of acquisition related intangible assets excluded from IFRS Adjusted Earnings.

     (G) Represents impact of IFRS initial implementation "fresh start" adjustment to eliminate the portion of employee benefit liabilities related to deferred actuarial gains and losses, which has resulted in a reduction of ongoing IFRS employee benefit expenses compared to US GAAP over the period in which those deferred gains and losses would otherwise have been amortized.

     (H) Represents adjustments to reverse the IFRS accounting for post-2002 stock option awards at fair value.

     (I) Represents adjustment of MVA liabilities from the IFRS basis accrued account balance (with interest rate floors reflected on a contract-by-contract basis) to the US GAAP basis (which considers the impact of interest rate floors on a block of business basis) and adjustments to the liability related to group pension contracts and certain mortality and annuitization benefits, such as the No Lapse Guarantee feature contained in variable and universal life contracts under SOP03-01.

      (J) Represents DAC and VOBA reactivity to other IFRS adjustments.

      (K) Represents integration related expenses that were excluded from IFRS Adjusted Earnings.

      (L) Represents the tax benefit associated with the Bernstein goodwill recognized in IFRS Adjusted Earnings which is excluded from GAAP net earnings due to the elimination of Goodwill amortization under SFAS No.142.

      (M) Represents the after-tax loss which is excluded from IFRS Adjusted Earnings.

                               AXA Financial, Inc.
       Reconciliation of the Contribution to IFRS Net Income, Group Share
                     to AXA Financial's US GAAP Net Earnings
                                  (in millions)

                                                                                                             December
                                                                                                   ---------------------------
                                                                                                       2004            2005
                                                                                                   ------------      ---------
         Contribution to IFRS Net Income, Group Share per AXA Press Release            in Euro

                 US Life & Savings                                                                      577              872
                 Asset Management                                                                       207              254
                 AXA Financial Holding Company                                                          (43)            (170)
                                                                                                   ------------      ---------
         Total Contribution to IFRS Net Income, Group Share                            in Euro          741              956

                                                             Average exchange rate   US$1.00 =        0.804            0.803

                                                                                        in US$          922            1,191
         Reconciling items:                                                                               -                -
         (A)     GMIB/DB Reserves & Reinsurance Assets                                                  (47)             (33)
         (B)     Investment income & capital gains (losses)                                               7                1
         (C)     Amortization of goodwill & other intangible assets                                     (23)             (20)
         (D)     Employee Benefits Plan - Fresh Start, net of DAC capitalization                        (36)             (50)
         (E)     Employee stock based compensation                                                       19               13
         (F)     Other Reserve adjustment - including  SOP 03-01                                         (12)              (7)
         (G)     Amortization of DAC & VOBA                                                              10               12
         (H)     MONY integration expense                                                               130              (11)
         (I)     Tax benefits on Goodwill amortization                                                  (15)             (15)
                 Other                                                                                   (9)              (5)
                                                                                                   ------------      ---------
         Total Reconciling items                                                                         23             (117)

                                                                                                   ------------      ---------
         Consolidated US GAAP Net Earnings                                                            $ 945          $ 1,074
                                                                                                   ============      =========


     (A) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranted Minimum Income Benefit ("GMIB") risks and the program to hedge certain risks associated with Guaranteed Minimum Death Benefit ("GMDB") features as derivative contracts at fair value under US GAAP vs. ceded reinsurance reserves and derivative contracts qualifying for hedge accounting, respectively, under IFRS.

     (B) Primarily reflects different accounting methodologies for impairments under IFRS and US GAAP.

     (C) Reflects amortization of acquisition related intangible assets in US GAAP on acquisitions prior to adoption of IFRS.

     (D) Represents impact of IFRS initial implementation "fresh start" adjustment to eliminate the portion of employee benefit liabilities related to deferred actuarial gains and losses, which has resulted in a reduction of ongoing IFRS employee benefit expenses compared to US GAAP over the period in which those deferred gains and losses would otherwise have been amortized.

     (E) Represents adjustments to reverse the IFRS accounting for post-2002 stock option awards at fair value.

     (F) Represents adjustment of MVA liabilities from the IFRS basis accrued account balance (with interest rate floors reflected on a contract-by-contract basis) to the US GAAP basis (which considers the impact of interest rate floors on a block of business basis) and adjustments to the liability related to group pension contracts and certain mortality and annuitization benefits, such as the No Lapse Guarantee feature contained in variable and universal life contracts under SOP03-01.

     (G)  Represents DAC and VOBA reactivity to other IFRS adjustments.

     (H) Represents differences in accounting methodologies for acquisition related expenses under US GAAP and IFRS.

     (I) Represents the tax benefit associated with the Bernstein goodwill recognized in IFRS Net Income which is excluded from US GAAP net earnings due to the elimination of Goodwill amortization under SFAS No.142.